Exhibit 10.17
FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is made as of March 31, 2008, by and among THE GENERATIONS NETWORK, INC., a Delaware corporation (the “Borrower”); the “Lenders” under the Credit Agreement hereinafter described (collectively, the “Lenders” and each individually, a “Lender”); and CIT LENDING SERVICES CORPORATION, a Delaware corporation, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).
WITNESSETH THAT
     WHEREAS, the Borrower, the guarantors party thereto, the Lenders, the other agents party thereto and the Administrative Agent are parties to a certain Credit and Guaranty Agreement dated as of December 5, 2007 (the “Credit Agreement”); and
     WHEREAS, certain Events of Default occurred under the Credit Agreement as more specifically described in Section 3 below; and
     WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter provided and waive such Defaults; and
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree, as follows:
     1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the identical meanings assigned to them in the Credit Agreement.
     2. Amendment. Effective the date hereof, clause (d) of the definition of “Consolidated EBITDA” appearing in Article 1 of the Credit Agreement is hereby amended to read in its entirety as follows:
(d)	reasonable and documented fees and expenses incurred during such period in connection with the Transactions not in excess of $9,500,000 in the aggregate;
     3. Waiver of Existing Defaults. In consideration of the Borrower’s execution and delivery of this Amendment, the Lenders and the Administrative Agent hereby waive the Defaults under Section 9.01(b)(1) for failure to deliver, within the required time period, the financial statements for the calendar months December 2007 and January 2008 as required by Section 6.01(c) of the Credit Agreement (collectively, the “Existing Defaults”). Such financial statements have now been delivered to the Administrative Agent and the Lenders. Such waiver is strictly limited to the Existing Defaults as for such calendar months and is not intended to constitute a waiver of any other Event of Default which may exist or arise thereafter, including without limitation, any Events of Default of a similar nature which may occur or thereafter arise.

Nothing contained in the foregoing waiver is intended to constitute or evidence a course of dealing at variance with the specific terms of the Loan Documents,
     4. Representations anti Warranties of the Borrower. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that:
     A. Each representation and warranty set forth in Article 5 of the Credit Agreement is hereby restated and affirmed as true and correct as of the date hereof in all material respects (except to the extent that any such representations or warranties relate to an earlier specific date or dates);
     B. The Borrower has the power and authority to enter into this Amendment and all other agreements contemplated hereby, and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by the Borrower;
     C. Each of this Amendment has been duly authorized (by all necessary corporate action and otherwise), validly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws or by equitable principles relating to enforceability;
     D. The execution and delivery of this Amendment by the Borrower and the Borrower’s performance hereunder do not and will not require the consent or approval of any Governmental Authority, nor be in contravention of or in conflict with the Borrower’s Organizational Documents or the provisions of any order, injunction, writ or decree of any Governmental Authority that could not reasonably be expected to have a Material Adverse Effect, to which the Borrower is a party or by which the Borrower or its assets or properties are or may become bound; and
     After giving effect to this Amendment, no Default exists on or as of the date hereof.
     5. No Further Amendments. Except for the amendments set forth herein or otherwise set forth in any agreement signed by the Administrative Agent or the Lenders and dated the date hereof, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and are in all respects hereby ratified and affirmed. No waiver by the Lenders under the Credit Agreement or any other Loan Document is granted or intended except as expressly set forth herein and any such waiver is limited to the Existing Defaults in and as of the dates indicated, and the Lenders expressly reserve the right to require strict compliance with the terms of the Credit Agreement, as amended hereby, and the other Loan Documents in all respects. The consents, waivers and amendments agreed to herein shall not constitute a modification of, or a course of dealing at variance with, the Credit Agreement, as amended hereby, such as to require further notice by the Lenders or the Administrative Agent to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.
     6. References in Security Documents. All references to the “Credit Agreement” in all Collateral Documents and in any other documents or agreements by and between the Borrower and its Affiliates, and each of them, and the Lenders and/or the Administrative Agent

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shall from and after the effective date hereof refer to the Credit Agreement as amended hereby. All Collateral Documents heretofore executed by the Borrower shall remain in full force and effect to secure the Notes, and such Collateral Documents, as amended hereby, are hereby ratified and affirmed.
     7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.
     8. Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO BE MADE PURSUANT TO THE LAWS OF TEE STATE OF NEW YORK WITH RESPECT TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED, INTERPRETED, PERFORMED AND ENFORCED IN ACCORDANCE THEREWITH.
     9. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.
     10. Legal Fees. The Borrower shall pay all reasonable expenses incurred by the Administrative Agent in the drafting, negotiation and closing of the documents and transactions contemplated hereby, including the reasonable fees and disbursements of the Administrative Agent’s special counsel.
     IN WITNESS WHEREOF, the Lenders, the Administrative Agent and the Borrower have caused this Amendment to be duly executed as a sealed instrument by their respective duly authorized officers effective as of the date first above written.

BORROWER: THE GENERATIONS NETWORK, INC.
By:	/s/ David H. Rinn
	Name:	David H. Rinn
	Title:	Chief Financial Officer

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, each of the undersigned, who executed the Credit Agreement as a Guarantor hereby consents to the Borrower’s execution, delivery and performance of this Amendment and hereby ratifies and affirm its Guaranty, which shall remain in full force and effect end shall apply to secure and guaranty the Guarantied Obligations. Bach of the undersigned hereby confirms that it has no ground to challenge, and hereby waives and releases any and all claims, defenses or setoffs that it has or :nay have to or in respect of, its Guaranty or any of the representations, warranties, indemnifications, terms, covenants, promises, agreements, conditions, provisions, waivers, obligations, duties and liabilities thereunder, or the status thereof as the legal, valid and binding obligations of the undersigned enforceable in accordance with its terms.

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GUARANTORS: GENERATIONS HOLDING, INC.
By:	/s/ David H. Rinn
	Name:	David H, Rinn
	Title:	Vice President

MYFAMILY/TAM SUBSIDIARY CORP.
By:	/s/ David H. Rinn
	Name:	David H, Rinn
	Title:	President

ROOTSWEB.COM, INC.
By:	/s/ David H. Rinn
	Name:	David H, Rinn
	Title:	President

ENCOUNTER TECHNOLOGIES, LLC
By:	/s/ David H. Rinn
	Name:	David H, Rinn
	Title:	President

ADMINISTRATIVE AGENT AND LENDERS CIT LENDING SERVICES CORPORATION, as Administrative Agent and Lender
By:	/s/ Anthony Holland
	Name:	Anthony Holland
	Title:	Vice President

LENDERS: BMO CAPITAL MARKETS FINANCING, INC.
By:	/s/ Naghmeh Hashemifard
	Name:	Naghmeh Hashemifard
	Title:	Director

LENDERS: KNIGHTSBRIDGE CLO 2007-1 LTD
By:	/s/ Doug Muller
	Name:	Doug Muller
	Title:	MD

By:	/s/ Anthony Casciano
	Name:	Anthony Casciano
	Title:	MD

LENDERS: ZIONS FIRST NATIONAL BANK
By:	/s/ Jim C. Starchfield
	Name:	Jim C. Starchfield
	Title:	Vice President

LENDERS: HERCULES TECHNOLOGY GROWTH CAPITAL, INC.
By:	/s/ K. Nicholas Marlitsch
	Name:	K. Nicholas Marlitsch
	Title:	Associate General Counsel

LENDERS: CHURCHILL FINANCIAL CAYMAN LTD. By: Churchill Financial LLC, its Collateral Manager
By:	/s/ Christopher Cox
	Name:	Christopher Cox
	Title:	Managing Director

LENDERS: The Governor & Company of the Bank of Ireland
By:	/s/ Edward A. Boyle
	Name:	Edward A. Boyle
	Title:	Sr. Vice President

By:	/s/ Louise O’Connor
	Name:	Louise O’Connor
	Title:	Vice President

LENDERS: BANK OF AMERICA, N.A.
By:	/s/ Tasneem A. Ebrahim
	Name:	Tasneem A. Ebrahim
	Title:	Senior Vice President

LENDERS: WELL FARGO FOOTHILL, LLC, as Lender
By:	/s/ Thomas Forbath
	Name:	Thomas Forbath
	Title:	Vice President